ALGER GLOBAL GROWTH FUND

Supplement Dated March 28, 2018 to Summary and Statutory Prospectuses

for Classes I and Z Shares dated March 1, 2018

The following paragraph is added to the section “Principal Investment Strategy” beginning on page 2 of the Class I Shares and Class Z Shares summary prospectuses, and pages 4 and 10 of the statutory prospectus.

The Fund generally invests a substantial portion of its assets in a smaller number of issuers.  The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the information technology, consumer discretionary, and health care sectors.

The following risks are added to the section “Principal Risks” beginning on page 2 of the Class I Shares and Class Z Shares summary prospectuses, and pages 5, 11 and 16 of the statutory prospectus.

Emerging Markets Risk - The Fund may invest in issuers located in emerging countries (such as Brazil, Russia, India and China), and therefore may be exposed to the economies, industries, securities and currency markets of such countries, which may be adversely affected by protectionist trade policies, a slow U.S. economy, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more  diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small Number of Holdings Risk – Under normal circumstances, the Fund invests in a small number of issuers.  Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings.

The below table deletes and replaces the table under the section “Management” on page 4 of the Class I Shares and Class Z Shares summary prospectuses, and pages 8 and 14 of the statutory prospectus.

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, Inc.	Gregory Jones
Senior Vice President and Portfolio Manager
Since March 2018

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Pragna Shere
Senior Vice President and Portfolio Manager
Since March 2018

The section “Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments” on page 18 of the Class I Shares and Class Z Shares statutory prospectus is hereby deleted and replaced with the following.

Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments

Fund	Portfolio Managers	Since
Alger Global Growth Fund	Gregory Jones	March 2018
	Pragna Shere	March 2018

•                  Mr. Jones has been employed by the Manager since March 2018 as a portfolio manager and a Senior Vice President.  Previously, Mr. Jones was a portfolio manager and analyst at Redwood Investments from 2016 to 2018, and prior to that, was Director of Global Equities, Co-Chief Investment Officer and portfolio manager/analyst at Ashfield Capital Partners.

•                  Ms. Shere has been employed by the Manager since March 2018 as a portfolio manager and a Senior Vice President.  Previously, Ms. Shere was a portfolio manager and analyst at Redwood Investments from 2016 to 2018, and prior to that, was portfolio manager/analyst at Ashfield Capital Partners.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund securities.

S-GblGthIns 3118

S-GblGthZ 3118

S-Global Growth-Instl. 32818

2